EXHIBIT 32
Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report on Form 10-Q of Sealed Air Corporation (the “Company”) for the quarterly period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William V. Hickey, and I, David H. Kelsey, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 5, 2011

By:	/s/ William V. Hickey
	Name:	William V. Hickey
	Title:	Chief Executive Officer

Date: August 5, 2011

By:	/s/ David H. Kelsey
	Name:	David H. Kelsey
	Title:	Chief Financial Officer